                            Global Structured Finance

                                  BoAMS 2005-03
                           Group 1 - 30yr Jumbo 50% CA
                            Collateral Summary Report

                               Mar 10, 2005 19:24

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $368,883,203.28
Loan Count: 683
Cut-off Date: 2005-03-01
Avg. Loan Balance: $540,092.54
Avg. Orig. Balance: $540,860.90
W.A. FICO*: 743
W.A. Orig. LTV: 68.11%
W.A. Cut-Off LTV: 68.01%
W.A. Gross Coupon: 5.7952%
W.A. Net Coupon: 5.5407%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.81%
% over 100 COLTV: 0.00%
% with PMI: 0.81%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.82%
W.A. MI Adjusted LTV: 67.85%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.97%
% Conforming: 0.22%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
350,000 - 399,999        10.50%
-------------------------------
400,000 - 449,999        17.89
-------------------------------
450,000 - 499,999        12.68
-------------------------------
500,000 - 549,999        12.70
-------------------------------
550,000 - 599,999         9.15
-------------------------------
600,000 - 649,999         8.37
-------------------------------
650,000 - 699,999         6.52
-------------------------------
700,000 - 749,999         3.70
-------------------------------
750,000 - 799,999         3.51
-------------------------------
800,000 - 849,999         1.10
-------------------------------
850,000 - 899,999         0.24
-------------------------------
900,000 - 949,999         2.50
-------------------------------
950,000 - 999,999         1.57
-------------------------------
1,000,000 - 1,499,999     8.36
-------------------------------
1,500,000 - 1,999,999     1.22
-------------------------------
Total:                  100.00%
-------------------------------

Average: $540,860.90
Lowest: $359,810.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
350,000 - 399,999        12.55%
-------------------------------
400,000 - 449,999        16.93
-------------------------------
450,000 - 499,999        12.93
-------------------------------
500,000 - 549,999        12.09
-------------------------------
550,000 - 599,999        10.68
-------------------------------

-------------------------------
600,000 - 649,999         7.33
-------------------------------
650,000 - 699,999         5.67
-------------------------------
700,000 - 749,999         4.33
-------------------------------
750,000 - 799,999         3.15
-------------------------------
800,000 - 849,999         0.45
-------------------------------
850,000 - 899,999         0.48
-------------------------------
900,000 - 949,999         2.51
-------------------------------
950,000 - 999,999         5.90
-------------------------------
1,000,000 - 1,499,999     4.57
-------------------------------
1,500,000 - 1,999,999     0.41
-------------------------------
Total:                  100.00%
-------------------------------

Average: $540,092.54
Lowest: $358,893.48
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30YR           100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.125      0.38%
----------------
5.250      0.26
----------------
5.375      0.47
----------------
5.500      3.16
----------------
5.625      9.55
----------------
5.750     48.96
----------------
5.875     27.77
----------------
6.000      5.02
----------------
6.125      1.54
----------------
6.250      1.48
----------------
6.375      1.02
----------------
6.500      0.28
----------------
7.250      0.10
----------------
Total:   100.00%
----------------

W.A.: 5.795
Lowest: 5.125
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.42%
----------------------
750 - 799       47.65
----------------------
700 - 749       30.38
----------------------
650 - 699       15.11
----------------------

----------------------
600 - 649        2.44
----------------------
Total:         100.00%
----------------------

W.A.: 743
Lowest: 621
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               39.50%
-----------------------------
Refinance-Rate/Term    37.24
-----------------------------
Refinance-Cashout      23.26
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              70.72%
-----------------------
PUD Detach       17.91
-----------------------

---------------------
Condo           8.44
---------------------
2-Family        1.27
---------------------
PUD Attach      0.73
---------------------
Cooperative     0.44
---------------------
3-Family        0.35
---------------------
Townhouse       0.14
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             51.43%
------------------------
Standard          30.12
------------------------
Reduced           17.91
------------------------
All Ready Home     0.54
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.69%
--------------------------
Secondary           10.31
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.19%
-----------------------
RGIC              0.35
-----------------------
UGRIC             0.24
-----------------------
PMIC              0.12
-----------------------
GEMIC             0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. California

-----------------------------
California            Percent
-----------------------------
Northern California    46.47%
-----------------------------
Southern California    53.53
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    49.90%
--------------------
New York       5.33
--------------------
Illinois       5.30
--------------------
Florida        4.74
--------------------
Virginia       3.96
--------------------
Other         30.77
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90272        0.97%
------------------
94611        0.88
------------------
94070        0.81
------------------
77005        0.72
------------------
90266        0.70
------------------
Other       95.92
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.87%
---------------------------
Y                     0.13
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.21%
-----------------------
300               0.24
-----------------------
312               0.11
-----------------------
348               0.11
-----------------------
360              99.33
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.21%
--------------------------------
295 - 300                  0.24
--------------------------------
301 - 342                  0.11
--------------------------------
343 - 348                  0.11
--------------------------------
355 - 360                 99.33
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.4 months
Lowest: 238 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  24.88%
-------------------------
1 - 6              75.12
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
*= 20.00          0.23%
-----------------------
20.01 - 25.00     0.22
-----------------------
25.01 - 30.00     0.66
-----------------------
30.01 - 35.00     1.46
-----------------------

-----------------------
35.01 - 40.00     1.59
-----------------------
40.01 - 45.00     2.95
-----------------------
45.01 - 50.00     4.57
-----------------------
50.01 - 55.00     5.68
-----------------------
55.01 - 60.00     7.86
-----------------------
60.01 - 65.00     6.99
-----------------------
65.01 - 70.00    14.38
-----------------------
70.01 - 75.00    13.31
-----------------------
75.01 - 80.00    39.29
-----------------------
80.01 - 85.00     0.14
-----------------------
85.01 - 90.00     0.67
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.11%
Lowest: 15.38%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.23%
-----------------------
20.01 - 25.00     0.22
-----------------------
25.01 - 30.00     0.66
-----------------------
30.01 - 35.00     1.46
-----------------------
35.01 - 40.00     1.59
-----------------------
40.01 - 45.00     2.95
-----------------------
45.01 - 50.00     4.57
-----------------------
50.01 - 55.00     5.68
-----------------------
55.01 - 60.00     8.00
-----------------------
60.01 - 65.00     6.85
-----------------------

-----------------------
65.01 - 70.00    14.65
-----------------------
70.01 - 75.00    13.20
-----------------------
75.01 - 80.00    39.13
-----------------------
80.01 - 85.00     0.14
-----------------------
85.01 - 90.00     0.67
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.01%
Lowest: 15.37%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2005-03
                         Group 2 - 30yr Conforming Pool
                            Collateral Summary Report

                               Mar 10, 2005 19:38

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $227,484,994.17
Loan Count: 920
Cut-off Date: 2005-03-01
Avg. Loan Balance: $247,266.30
Avg. Orig. Balance: $247,751.47
W.A. FICO*: 735
W.A. Orig. LTV: 67.74%
W.A. Cut-Off LTV: 67.63%
W.A. Gross Coupon: 5.8338%
W.A. Net Coupon: 5.5793%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 6.02%
% over 100 COLTV: 0.00%
% with PMI: 6.02%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.74%
W.A. MI Adjusted LTV: 66.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.55%
% Conforming: 100.00%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------

---------------------------
150,000 - 199,999    21.48%
---------------------------
200,000 - 249,999    21.94
---------------------------
250,000 - 299,999    18.51
---------------------------
300,000 - 349,999    23.54
---------------------------
350,000 - 399,999    14.53
---------------------------
Total:              100.00%
---------------------------

Average: $247,751.47
Lowest: $150,306.00
Highest: $359,650.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
100,000 - 149,999     0.18%
---------------------------
150,000 - 199,999    23.99
---------------------------
200,000 - 249,999    20.91
---------------------------
250,000 - 299,999    18.84
---------------------------
300,000 - 349,999    24.63
---------------------------
350,000 - 399,999    11.46
---------------------------
Total:              100.00%
---------------------------

Average: $247,266.30
Lowest: $101,105.51
Highest: $359,300.43

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------

----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30YR           100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.750     47.06%
----------------
5.875     41.35
----------------
6.000      9.06
----------------
6.125      2.53
----------------
Total:   100.00%
----------------

W.A.: 5.834
Lowest: 5.750
Highest: 6.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.33%
----------------------
750 - 799       36.90
----------------------

----------------------
700 - 749       31.53
----------------------
650 - 699       19.81
----------------------
600 - 649        5.43
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 620
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      35.27%
-----------------------------
Purchase               34.14
-----------------------------
Refinance-Rate/Term    30.60
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------

-----------------------
SFR              72.94%
-----------------------
PUD Detach       15.00
-----------------------
Condo             6.34
-----------------------
PUD Attach        3.54
-----------------------
2-Family          1.51
-----------------------
3-Family          0.42
-----------------------
Townhouse         0.17
-----------------------
4-Family          0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           55.20%
------------------------
Standard          22.40
------------------------
Rapid             21.45
------------------------
All Ready Home     0.95
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.57%
--------------------------
Secondary            6.43
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             93.98%
-----------------------
PMIC              1.40
-----------------------
GEMIC             1.39
-----------------------
RMIC              1.03
-----------------------
UGIC              0.97
-----------------------
RGIC              0.84
-----------------------
MGIC              0.21
-----------------------
TGIC              0.19
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. California

-----------------------------
California            Percent
-----------------------------
Northern California    39.34%
-----------------------------
Southern California    60.66
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    37.24%
--------------------
Florida       10.72
--------------------
Illinois       5.06
--------------------
Virginia       4.46
--------------------

--------------------
Maryland       4.40
--------------------
Other         38.13
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
92129        0.55%
------------------
20878        0.47
------------------
92116        0.43
------------------
94509        0.42
------------------
90713        0.41
------------------
Other       97.72
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------

---------------------------
0                    99.87%
---------------------------
1                     0.13
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.94%
-----------------------
348               0.13
-----------------------
360              98.94
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.4 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.94%
--------------------------------
343 - 348                   0.13
--------------------------------
355 - 360                  98.94
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.1 months
Lowest: 297 months
Highest: 359 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
1 - 6             100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 1 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------

-----------------------
*= 20.00          0.42%
-----------------------
20.01 - 25.00     0.26
-----------------------
25.01 - 30.00     1.85
-----------------------
30.01 - 35.00     1.58
-----------------------
35.01 - 40.00     3.14
-----------------------
40.01 - 45.00     3.08
-----------------------
45.01 - 50.00     3.04
-----------------------
50.01 - 55.00     5.04
-----------------------
55.01 - 60.00     7.94
-----------------------
60.01 - 65.00     9.07
-----------------------
65.01 - 70.00    13.09
-----------------------
70.01 - 75.00    10.99
-----------------------
75.01 - 80.00    34.47
-----------------------
80.01 - 85.00     0.69
-----------------------
85.01 - 90.00     2.65
-----------------------
90.01 - 95.00     2.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.74%
Lowest: 10.00%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.42%
-----------------------
20.01 - 25.00     0.30
-----------------------
25.01 - 30.00     1.85
-----------------------
30.01 - 35.00     1.58
-----------------------
35.01 - 40.00     3.14
-----------------------

-----------------------
40.01 - 45.00     3.12
-----------------------
45.01 - 50.00     2.95
-----------------------
50.01 - 55.00     5.26
-----------------------
55.01 - 60.00     7.87
-----------------------
60.01 - 65.00     8.93
-----------------------
65.01 - 70.00    13.24
-----------------------
70.01 - 75.00    11.05
-----------------------
75.01 - 80.00    34.26
-----------------------
80.01 - 85.00     0.84
-----------------------
85.01 - 90.00     2.50
-----------------------
90.01 - 95.00     2.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.63%
Lowest: 9.99%
Highest: 94.91%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                     Mar 10, 2005 15:48

                                  BoAMS 2005-03
                           Group 1 - 30yr Jumbo 50% CA
                            Collateral Summary Report

================================================================================

-------------------------------
General Pool Characteristics
-------------------------------
Pool Size: $368,883,203.28
Loan Count: 683
Cut-off Date: 2005-03-01
Avg. Loan Balance: $540,092.54
Avg. Orig. Balance: $540,860.90
W.A. FICO*: 743
W.A. Orig. LTV: 68.11%
W.A. Cut-Off LTV: 68.01%
W.A. Gross Coupon: 5.7952%
W.A. Net Coupon: 5.5407%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.81%
% over 100 COLTV: 0.00%
% with PMI: 0.81%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.82%
W.A. MI Adjusted LTV: 67.85%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.97%
% Conforming: 0.22%
-------------------------------

-------------------------------
Original Balance        Percent
-------------------------------
350,000 - 399,999        10.50%
400,000 - 449,999        17.89
450,000 - 499,999        12.68
500,000 - 549,999        12.70
550,000 - 599,999         9.15
600,000 - 649,999         8.37
650,000 - 699,999         6.52
700,000 - 749,999         3.70
750,000 - 799,999         3.51
800,000 - 849,999         1.10
850,000 - 899,999         0.24
900,000 - 949,999         2.50
950,000 - 999,999         1.57
1,000,000 - 1,499,999     8.36
1,500,000 - 1,999,999     1.22
-------------------------------
Total:                  100.00%
-------------------------------
Average: $540,860.90
Lowest: $359,810.00
Highest: $1,500,000.00
-------------------------------

-------------------------------
Cut-Off Balance         Percent
-------------------------------
350,000 - 399,999        12.55%
400,000 - 449,999        16.93
450,000 - 499,999        12.93
500,000 - 549,999        12.09
550,000 - 599,999        10.68
600,000 - 649,999         7.33
650,000 - 699,999         5.67
700,000 - 749,999         4.33
750,000 - 799,999         3.15
800,000 - 849,999         0.45
850,000 - 899,999         0.48
900,000 - 949,999         2.51
950,000 - 999,999         5.90
1,000,000 - 1,499,999     4.57
1,500,000 - 1,999,999     0.41
-------------------------------
Total:                  100.00%
-------------------------------
Average: $540,092.54
Lowest: $358,893.48
Highest: $1,500,000.00
-------------------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

----------------------
Product Type   Percent
----------------------
30YR           100.00%
----------------------
Total:         100.00%
----------------------

----------------
Coupon   Percent
----------------
5.125      0.38%
5.250      0.26
5.375      0.47
5.500      3.16
5.625      9.55
5.750     48.96
5.875     27.77
6.000      5.02
6.125      1.54
6.250      1.48
6.375      1.02
6.500      0.28
7.250      0.10
----------------
Total:   100.00%
----------------
W.A.: 5.795
Lowest: 5.125
Highest: 7.250
----------------

----------------------
Credit Score   Percent
----------------------
800 - 849        4.42%
750 - 799       47.65
700 - 749       30.38
650 - 699       15.11
600 - 649        2.44
----------------------
Total:         100.00%
----------------------
W.A.: 743
Lowest: 621
Highest: 827
----------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               39.50%
Refinance-Rate/Term    37.24
Refinance-Cashout      23.26
-----------------------------
Total:                100.00%
-----------------------------

-----------------------
Property Type   Percent
-----------------------
SFR              70.72%
PUD Detach       17.91
Condo             8.44
2-Family          1.27
PUD Attach        0.73
Cooperative       0.44
3-Family          0.35
Townhouse         0.14
-----------------------
Total:          100.00%
-----------------------

------------------------
Documentation    Percent
------------------------
Rapid             51.43%
Standard          30.12
Reduced           17.91
All Ready Home     0.54
------------------------
Total:           100.00%
------------------------

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.69%
Secondary           10.31
--------------------------
Total:             100.00%
--------------------------

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.19%
RGIC              0.35
UGRIC             0.24
PMIC              0.12
GEMIC             0.10
-----------------------
Total:          100.00%
-----------------------

-----------------------------
California            Percent
-----------------------------
Northern California    46.47%
Southern California    53.53
-----------------------------
Total:                100.00%
-----------------------------

--------------------
State        Percent
--------------------
California    49.90%
New York       5.33
Illinois       5.30
Florida        4.74
Virginia       3.96
Other         30.77
--------------------
Total:       100.00%
--------------------

------------------
Zip Code   Percent
------------------
90272        0.97%
94611        0.88
94070        0.81
77005        0.72
90266        0.70
Other       95.92
------------------
Total:     100.00%
------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* MBA method
----------------------

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.87%
Y                     0.13
---------------------------
Total:              100.00%
---------------------------

-----------------------
Original Term   Percent
-----------------------
240               0.21%
300               0.24
312               0.11
348               0.11
360              99.33
-----------------------
Total:          100.00%
-----------------------
W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months
-----------------------

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.21%
295 - 300                  0.24
301 - 342                  0.11
343 - 348                  0.11
355 - 360                 99.33
--------------------------------
Total:                   100.00%
--------------------------------
W.A.: 358.4 months
Lowest: 238 months
Highest: 360 months
--------------------------------

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  24.88%
1 - 6              75.12
-------------------------
Total:            100.00%
-------------------------
W.A.: 1.1 months
Lowest: 0 months
Highest: 4 months
-------------------------

-----------------------
OLTV            Percent
-----------------------
*= 20.00          0.23%
20.01 - 25.00     0.22
25.01 - 30.00     0.66
30.01 - 35.00     1.46
35.01 - 40.00     1.59
40.01 - 45.00     2.95
45.01 - 50.00     4.57
50.01 - 55.00     5.68
55.01 - 60.00     7.86
60.01 - 65.00     6.99
65.01 - 70.00    14.38
70.01 - 75.00    13.31
75.01 - 80.00    39.29
80.01 - 85.00     0.14
85.01 - 90.00     0.67
-----------------------
Total:          100.00%
-----------------------
W.A.: 68.11%
Lowest: 15.38%
Highest: 90.00%
-----------------------

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.23%
20.01 - 25.00     0.22
25.01 - 30.00     0.66
30.01 - 35.00     1.46
35.01 - 40.00     1.59
40.01 - 45.00     2.95
45.01 - 50.00     4.57
50.01 - 55.00     5.68
55.01 - 60.00     8.00
60.01 - 65.00     6.85
65.01 - 70.00    14.65
70.01 - 75.00    13.20
75.01 - 80.00    39.13
80.01 - 85.00     0.14
85.01 - 90.00     0.67
-----------------------
Total:          100.00%
-----------------------
W.A.: 68.01%
Lowest: 15.37%
Highest: 90.00%
-----------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                     Mar 10, 2005 17:22

                                  BoAMS 2005-03
                         Group 2 - 30yr Conforming Pool
                            Collateral Summary Report

================================================================================

-------------------------------
General Pool Characteristics
-------------------------------
Pool Size: $227,484,994.17
Loan Count: 920
Cut-off Date: 2005-03-01
Avg. Loan Balance: $247,266.30
Avg. Orig. Balance: $247,751.47
W.A. FICO*: 735
W.A. Orig. LTV: 67.74%
W.A. Cut-Off LTV: 67.63%
W.A. Gross Coupon: 5.8338%
W.A. Net Coupon: 5.5793%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 6.02%
% over 100 COLTV: 0.00%
% with PMI: 6.02%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.74%
W.A. MI Adjusted LTV: 66.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.55%
% Conforming: 100.00%
-------------------------------

---------------------------
Original Balance    Percent
---------------------------
150,000 - 199,999    21.48%
200,000 - 249,999    21.94
250,000 - 299,999    18.51
300,000 - 349,999    23.54
350,000 - 399,999    14.53
---------------------------
Total:              100.00%
---------------------------

Average: $247,751.47
Lowest: $150,306.00
Highest: $359,650.00
---------------------------

---------------------------
Cut-Off Balance     Percent
---------------------------
100,000 - 149,999     0.18%
150,000 - 199,999    23.99
200,000 - 249,999    20.91
250,000 - 299,999    18.84
300,000 - 349,999    24.63
350,000 - 399,999    11.46
---------------------------
Total:              100.00%
---------------------------

Average: $247,266.30
Lowest: $101,105.51
Highest: $359,300.43
---------------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

-----------------------
Product Type   Percent
-----------------------
30YR           100.00%
-----------------------
Total:         100.00%
-----------------------

----------------
Coupon   Percent
----------------
5.750     47.06%
5.875     41.35
6.000      9.06
6.125      2.53
----------------
Total:   100.00%
----------------

W.A.: 5.834
Lowest: 5.750
Highest: 6.125
----------------

----------------------
Credit Score   Percent
----------------------
800 - 849        6.33%
750 - 799       36.90
700 - 749       31.53
650 - 699       19.81
600 - 649        5.43
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 620
Highest: 842
----------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      35.27%
Purchase               34.14
Refinance-Rate/Term    30.60
-----------------------------
Total:                100.00%
-----------------------------

-----------------------
Property Type   Percent
-----------------------
SFR              72.94%
PUD Detach       15.00
Condo             6.34
PUD Attach        3.54
2-Family          1.51
3-Family          0.42
Townhouse         0.17
4-Family          0.07
-----------------------
Total:          100.00%
-----------------------

------------------------
Documentation    Percent
------------------------
Reduced           55.20%
Standard          22.40
Rapid             21.45
All Ready Home     0.95
------------------------
Total:           100.00%
------------------------

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.57%
Secondary            6.43
--------------------------
Total:             100.00%
--------------------------

-----------------------
PMI Providers   Percent
-----------------------
NONE             93.98%
PMIC              1.40
GEMIC             1.39
RMIC              1.03
UGIC              0.97
RGIC              0.84
MGIC              0.21
TGIC              0.19
-----------------------
Total:          100.00%
-----------------------

-----------------------------
California            Percent
-----------------------------
Northern California    39.34%
Southern California    60.66
-----------------------------
Total:                100.00%
-----------------------------

--------------------
State        Percent
--------------------
California    37.24%
Florida       10.72
Illinois       5.06
Virginia       4.46
Maryland       4.40
Other         38.13
--------------------
Total:       100.00%
--------------------

------------------
Zip Code   Percent
------------------
92129        0.55%
20878        0.47
92116        0.43
94509        0.42
90713        0.41
Other       97.72
------------------
Total:     100.00%
------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* MBA method
----------------------

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.87%
1                     0.13
---------------------------
Total:              100.00%
---------------------------

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

-----------------------
Original Term   Percent
-----------------------
300               0.94%
348               0.13
360              98.94
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.4 months
Lowest: 300 months
Highest: 360 months
-----------------------

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.94%
343 - 348                  0.13
355 - 360                 98.94
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.1 months
Lowest: 297 months
Highest: 359 months
--------------------------------

--------------------------
Cut-Off Loan Age   Percent
--------------------------
1 - 6              100.00%
--------------------------
Total:             100.00%
--------------------------

W.A.: 1.3 months
Lowest: 1 months
Highest: 4 months
-------------------------

-----------------------
OLTV            Percent
-----------------------
*= 20.00          0.42%
20.01 - 25.00     0.26
25.01 - 30.00     1.85
30.01 - 35.00     1.58
35.01 - 40.00     3.14
40.01 - 45.00     3.08
45.01 - 50.00     3.04
50.01 - 55.00     5.04
55.01 - 60.00     7.94
60.01 - 65.00     9.07
65.01 - 70.00    13.09
70.01 - 75.00    10.99
75.01 - 80.00    34.47
80.01 - 85.00     0.69
85.01 - 90.00     2.65
90.01 - 95.00     2.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.74%
Lowest: 10.00%
Highest: 95.00%
-----------------------

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.42%
20.01 - 25.00     0.30
25.01 - 30.00     1.85
30.01 - 35.00     1.58
35.01 - 40.00     3.14
40.01 - 45.00     3.12
45.01 - 50.00     2.95
50.01 - 55.00     5.26
55.01 - 60.00     7.87
60.01 - 65.00     8.93
65.01 - 70.00    13.24
70.01 - 75.00    11.05
75.01 - 80.00    34.26
80.01 - 85.00     0.84
85.01 - 90.00     2.50
90.01 - 95.00     2.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.63%
Lowest: 9.99%
Highest: 94.91%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1